Exhibit 32.1



              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report of UniPro Financial Services, Inc. (the "Company") on Form 10-QSB for the period ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Harvey Judkowitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date:  August 30, 2005

                                /s/ Harvey Judkowitz
                                    ------------------
                                    Harvey Judkowitz
                                    Chief Financial Officer
                                    (Principal Financial Officer)